UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2016

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On November 29, 2016, Mack-Cali Realty Corporation (the “Corporation”) issued a press release announcing that its operating partnership, Mack-Cali Realty, L.P. (the “Operating Partnership”), will redeem for cash all $135,136,000 outstanding principal amount of the Operating Partnership’s 7.750% Notes due 2019 (the “Notes”).  The Notes  shall be redeemed on December 29, 2016 (the “Redemption Date”).  The redemption price for the Notes, including a make-whole premium, will be 115.3136579% of the principal amount of the Notes, plus any accrued and unpaid interest up to, but not including, the Redemption Date (the “Redemption Price”). The Company expects to fund the redemption using borrowings from its unsecured revolving credit facility and available cash.

The Notes are to be surrendered to Wilmington Trust Company, as trustee and paying agent, in exchange for payment of the applicable redemption price.  Questions relating to, and requests for additional copies of, the notices of redemption for the Notes should be directed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn:  Corporate Trust Administration, (203) 453-4130.

Completion of the redemption of the Notes is subject to the payment by the Operating Partnership to Wilmington Trust Company, as trustee and paying agent, before 11:00 a.m. on December 28, 2016, of $159,728,562.96 as payment in full of the Redemption Price for all outstanding Notes, consisting of $135,136,000 in principal, a make-whole premium of $20,694,264.74 and accrued and unpaid interest of $3,898,298.22.

A copy of the Company’s press release announcing the redemption of the Notes is filed herewith as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release of Mack-Cali Realty Corporation dated November 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: November 29, 2016	By:	/s/ Anthony Krug
Anthony Krug
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: November 29, 2016	By:	/s/ Anthony Krug
Anthony Krug
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Mack-Cali Realty Corporation dated November 29, 2016.